Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss carryforwards	$ 15,073	$ 3,521
Research and development tax credit	1,426	123
Foreign net operating loss carryforwards	504	813
Other, net	1,247	706
Total deferred tax assets	18,250	5,163
Less valuation allowance	(18,250)	(5,163)
Deferred Tax Assets, Net of Valuation Allowance, Total	$ 0	$ 0